EXHIBIT 15



                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENTS:

     That I, EDWARD W. CASSIDY of South Windsor, Connecticut, Director, and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for variable life insurance contracts and modified annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.

                                     /S/ EDWARD W. CASSIDY
                                     ---------------------
                                     Director, and Executive Vice President
                                     The Travelers Insurance Company

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EXHIBIT 15


                         THE TRAVELERS INSURANCE COMPANY

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That I, WILLIAM P. KRIVOSHIK of Wilton, Connecticut, Director, Senior Vice President and Chief Information Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-4 or other appropriate form under the Securities Act of 1933 for variable life insurance contracts and modified annuity contracts to be offered by said Company, and further, to sign any and all amendments thereto, including pre-effective and post-effective amendments, that may be filed by the Company on behalf of said registrant.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.



                                     /S/ WILLIAM P. KRIVOSHIK
                                     ------------------------
                                     Director, Senior Vice President
                                     and Chief Information Officer
                                     The Travelers Insurance Company